EXHIBIT 99.1

WESTERN GAS ANNOUNCES
THIRD-QUARTER 2013 RESULTS

RAISES MIDPOINT OF 2013 ADJUSTED EBITDA(1) GUIDANCE RANGE

HOUSTON, November 6, 2013 – Western Gas Partners, LP (NYSE: WES) (“WES”) and Western Gas Equity Partners, LP (NYSE: WGP) (“WGP”) today announced third-quarter 2013 financial and operating results.
WESTERN GAS PARTNERS, LP
Net income available to limited partners for the third quarter of 2013 totaled $59.7 million, or $0.53 per common unit (diluted). For the third quarter of 2013, Adjusted EBITDA(1) was $125.2 million and Distributable cash flow(1) was $105.9 million, resulting in a Coverage ratio(1) of 1.26 times for the period.
Total throughput attributable to WES for the third quarter of 2013 averaged 3.3 Bcf/d, which was 5% above the prior quarter and 16% above the third quarter of 2012(2). Excluding acquisitions, capital expenditures attributable to WES on a cash basis totaled $127.6 million during the third quarter of 2013. Of this amount, maintenance capital expenditures were $7.4 million, or 6% of Adjusted EBITDA(1). Capital expenditures attributable to WES on an accrual basis and excluding acquisitions totaled $154.3 million during the third quarter of 2013.

(1) Please see the tables at the end of this release for a reconciliation of non-GAAP to GAAP measures and calculation of the Coverage ratio.
(2) These results include the net throughput attributable to the 33.75% interest in certain third-party operated Marcellus gathering assets acquired from Anadarko (the “Non-Operated Marcellus Interest”) for all periods of comparison, throughput attributable to the additional Chipeta interest beginning in August 2012, and throughput attributable to the 33.75% interest in certain Anadarko-operated Marcellus gathering assets acquired from a third party (the “Anadarko-Operated Marcellus Interest”) beginning in March 2013.

“We are now realizing the returns on the significant capital program we began last year, which includes the organic growth projects that have contributed to our outstanding quarterly results,” said President and Chief Executive Officer, Don Sinclair. “The strong performance across our portfolio has enabled us to raise the midpoint of our Adjusted EBITDA guidance range for the full year.”
WES previously declared a quarterly distribution of $0.58 per unit for the third quarter of 2013, representing a 4% increase over the prior quarter and a 16% increase over the third-quarter 2012 distribution of $0.50 per unit. The distribution will be paid on November 12, 2013, to unitholders of record at the close of business on October 31, 2013. The third-quarter 2013 Coverage ratio(1) of 1.26 times is based on the quarterly distribution of $0.58 per unit.
REVISED 2013 WES OUTLOOK
Based on the current forecast, WES’s Adjusted EBITDA(1) for 2013 is now expected to be between $440 million and $450 million. Total cash basis capital expenditures, excluding acquisitions, are now expected to range from $670 million to $740 million, with maintenance capital expenditures expected to be between 7% and 10% of Adjusted EBITDA(1).
WESTERN GAS EQUITY PARTNERS, LP
As of September 30, 2013, WGP indirectly owned the 2% general partner interest and 100% of the incentive distribution rights in WES and 49,296,205 WES common units. Net income available to limited partners for the third quarter of 2013 totaled $44.3 million, or $0.20 per common unit (diluted).
WGP previously declared a quarterly distribution of $0.21375 per unit for the third quarter of 2013, representing an 8% increase over the distribution from the prior quarter. The distribution will be paid on November 21, 2013, to unitholders of record at the close of business on October 31, 2013. WGP will receive distributions from WES of $47.4 million attributable to the third quarter and will pay out $46.8 million in distributions for the same period.

(1) Please see the tables at the end of this release for a reconciliation of non-GAAP to GAAP measures and calculation of the Coverage ratio.

CONFERENCE CALL TOMORROW AT 11 A.M. CST
WES and WGP will host a joint conference call on Thursday, November 7, 2013, at 11:00 a.m. Central Standard Time (12:00 p.m. Eastern Standard Time) to discuss third-quarter 2013 results. To participate via telephone, please dial 877.621.4819 and enter participant code 75029606. Please call in 10 minutes prior to the scheduled start time. To access the live audio webcast of the conference call and slide presentation, please visit www.westerngas.com. A replay of the call will also be available on the website for approximately two weeks following the conference call.

Western Gas Partners, LP (“WES”) is a growth-oriented Delaware master limited partnership formed by Anadarko Petroleum Corporation to own, operate, acquire and develop midstream energy assets. With midstream assets in East, West and South Texas, the Rocky Mountains, north-central Pennsylvania and the Mid-Continent, WES is engaged in the business of gathering, processing, compressing, treating and transporting natural gas, condensate, natural gas liquids and crude oil for Anadarko and other producers and customers.
Western Gas Equity Partners, LP (“WGP”) is a Delaware master limited partnership formed by Anadarko to own the following types of interests in WES: (i) the 2.0% general partner interest and all of the incentive distribution rights in WES, both owned through WGP’s 100% ownership of WES’s general partner, and (ii) a significant limited partner interest in WES.

For more information about Western Gas Partners, LP and Western Gas Equity Partners, LP, please visit www.westerngas.com.

This news release contains forward-looking statements. Western Gas Partners and Western Gas Equity Partners believe that their expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. These factors include the ability to meet financial guidance or distribution growth expectations; the ability to safely and efficiently operate WES’s assets; the ability to obtain new sources of natural gas supplies; the effect of fluctuations in commodity prices and the demand for natural gas and related products; the ability to meet projected in-service dates for capital growth projects; construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures; and the other factors described in the “Risk Factors” sections of WES’s and WGP’s most recent Forms 10-K filed with the Securities and Exchange Commission and in their other public filings and press releases. Western Gas Partners and Western Gas Equity Partners undertake no obligation to publicly update or revise any forward-looking statements.

# # #

WESTERN GAS CONTACT
Benjamin Fink, CFA
SVP, Chief Financial Officer and Treasurer
832.636.6010
benjamin.fink@westerngas.com

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures

Below are reconciliations of the Partnership’s Distributable cash flow (non-GAAP) to net income attributable to Western Gas Partners, LP (GAAP) and Adjusted EBITDA (non-GAAP) to net income attributable to Western Gas Partners, LP (GAAP) and net cash provided by operating activities (GAAP), as required under Regulation G of the Securities Exchange Act of 1934. Management believes that the Partnership’s Distributable cash flow, Adjusted EBITDA and Coverage ratio are widely accepted financial indicators of the Partnership’s financial performance compared to other publicly traded partnerships and are useful in assessing the Partnership’s ability to incur and service debt, fund capital expenditures and make distributions. Distributable cash flow, Adjusted EBITDA and Coverage ratio, as defined by the Partnership, may not be comparable to similarly titled measures used by other companies. Therefore, the Partnership’s Distributable cash flow, Adjusted EBITDA and Coverage ratio should be considered in conjunction with net income and other applicable performance measures, such as operating income or cash flows from operating activities.

Distributable Cash Flow

The Partnership defines Distributable cash flow as Adjusted EBITDA, plus interest income, less net cash paid for interest expense (including amortization of deferred debt issuance costs originally paid in cash, offset by non-cash capitalized interest), maintenance capital expenditures, and income taxes.

	Three Months Ended September 30,			Nine Months Ended September 30,
thousands except Coverage ratio	2013		2012 (1)	2013		2012 (1)
Reconciliation of Net income attributable to Western Gas Partners, LP to Distributable cash flow and calculation of the Coverage ratio
Net income attributable to Western Gas Partners, LP	$78,400		$46,579	$189,257		$143,539
Add:
Distributions from equity investees	4,531		5,584	15,563		15,603
Non-cash equity-based compensation expense	962		9,417	2,663		16,407
Interest expense, net (non-cash settled)	—		81	—		244
Income tax expense	58		5,080	4,431		14,588
Depreciation, amortization and impairments (2)	36,970		28,011	104,651		81,507
Other expense (2)	—		—	—		1,665
Less:
Equity income, net	4,501		3,804	12,205		10,752
Cash paid for maintenance capital expenditures (2) (4)	7,389		13,398	19,595		28,863
Capitalized interest	3,111		2,224	9,552		3,827
Cash paid for income taxes	—		423	—		495
Other income (2) (3)	39		125	419		187
Distributable cash flow	$105,881		$74,778	$274,794		$229,429

Distributions declared (5)
Limited partners	$65,181			$184,734
General partner	18,805			48,710
Total	$83,986			$233,444
Coverage ratio	1.26	x		1.18	x

(1)	Financial information has been recast to include the financial position and results attributable to the Non-Operated Marcellus Interest.

(2)
Includes the Partnership’s 51% share prior to August 1, 2012, and its 75% share after August 1, 2012, of depreciation, amortization and impairments; other expense; cash paid for maintenance capital expenditures; and other income attributable to Chipeta.

(3)
Excludes income of $0.4 million and $1.2 million for each of the three and nine months ended September 30, 2013 and 2012, respectively, related to a component of a gas processing agreement accounted for as a capital lease.

(4)	Net of a prior period adjustment reclassifying $0.7 million from capital expenditures to operating expenses for the nine months ended September 30, 2012.

(5)	Reflects distributions of $0.58 and $1.68 per unit declared for the three and nine months ended September 30, 2013, respectively.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted EBITDA

The Partnership defines Adjusted EBITDA as net income attributable to Western Gas Partners, LP, plus distributions from equity investees, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation, amortization and impairments, and other expense, less income from equity investments, interest income, income tax benefit, and other income.

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands	2013	2012 (1)	2013	2012 (1)
Reconciliation of Net income attributable to Western Gas Partners, LP to Adjusted EBITDA
Net income attributable to Western Gas Partners, LP	$78,400	$46,579	$189,257	$143,539
Add:
Distributions from equity investees	4,531	5,584	15,563	15,603
Non-cash equity-based compensation expense	962	9,417	2,663	16,407
Interest expense	13,018	10,977	37,483	30,118
Income tax expense	58	5,080	4,431	14,588
Depreciation, amortization and impairments (2)	36,970	28,011	104,651	81,507
Other expense (2)	—	—	—	1,665
Less:
Equity income, net	4,501	3,804	12,205	10,752
Interest income, net – affiliates	4,225	4,225	12,675	12,675
Other income (2) (3)	39	125	419	187
Adjusted EBITDA	$125,174	$97,494	$328,749	$279,813

Reconciliation of Adjusted EBITDA to Net cash provided by operating activities
Adjusted EBITDA attributable to Western Gas Partners, LP	$125,174	$97,494	$328,749	$279,813
Adjusted EBITDA attributable to noncontrolling interests	4,017	3,866	9,362	13,709
Interest income (expense), net	(8,793)	(6,752)	(24,808)	(17,443)
Non-cash equity based compensation expense	(80)	(8,482)	(99)	(13,638)
Debt-related amortization and other items, net	630	698	1,756	1,728
Current income tax expense	(80)	646	(3,224)	6,977
Other income (expense), net (3)	43	126	424	(1,475)
Distributions from equity investees less than (in excess of) equity income, net	(30)	(1,780)	(3,358)	(4,851)
Changes in operating working capital:
Accounts receivable and natural gas imbalance receivable	(1,304)	34,817	(28,425)	47,403
Accounts payable, accrued liabilities and natural gas imbalance payable	6,482	39,209	6,818	29,261
Other	(2,003)	(2,441)	1,874	2,103
Net cash provided by operating activities	$124,056	$157,401	$289,069	$343,587

Cash flow information of Western Gas Partners, LP
Net cash provided by operating activities			$289,069	$343,587
Net cash used in investing activities			$(1,226,404)	$(1,009,296)
Net cash provided by financing activities			$555,718	$486,644

(1)	Financial information has been recast to include the financial position and results attributable to the Non-Operated Marcellus Interest.

(2)
Includes the Partnership’s 51% share prior to August 1, 2012, and its 75% share after August 1, 2012, of depreciation, amortization and impairments; other expense; and other income attributable to Chipeta.

(3)
Excludes income of $0.4 million and $1.2 million for each of the three and nine months ended September 30, 2013 and 2012, respectively, related to a component of a gas processing agreement accounted for as a capital lease.

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands except unit and per-unit amounts	2013	2012 (1)	2013	2012 (1)

Revenues
Gathering, processing and transportation of natural gas and natural gas liquids	$130,781	$93,933	$343,471	$278,966
Natural gas, natural gas liquids and condensate sales	141,326	136,106	402,616	386,818
Equity income and other, net	5,894	4,695	16,787	13,936
Total revenues	278,001	234,734	762,874	679,720
Operating expenses
Cost of product	93,516	89,107	270,059	254,719
Operation and maintenance	42,757	35,493	121,165	103,304
General and administrative	7,276	15,039	22,228	35,623
Property and other taxes	6,649	5,328	18,520	14,998
Depreciation, amortization and impairments	37,615	28,455	106,551	83,263
Total operating expenses	187,813	173,422	538,523	491,907
Operating income	90,188	61,312	224,351	187,813
Interest income, net – affiliates	4,225	4,225	12,675	12,675
Interest expense	(13,018)	(10,977)	(37,483)	(30,118)
Other income (expense), net	439	522	1,612	(287)
Income before income taxes	81,834	55,082	201,155	170,083
Income tax expense	58	5,080	4,431	14,588
Net income	81,776	50,002	196,724	155,495
Net income attributable to noncontrolling interests	3,376	3,423	7,467	11,956
Net income attributable to Western Gas Partners, LP	$78,400	$46,579	$189,257	$143,539
Limited partners’ interest in net income:
Net income attributable to Western Gas Partners, LP	$78,400	$46,579	$189,257	$143,539
Pre-acquisition net (income) loss allocated to Anadarko	—	(7,062)	(4,637)	(19,582)
General partner interest in net (income) loss	(18,693)	(8,042)	(47,733)	(18,508)
Limited partners’ interest in net income	$59,707	$31,475	$136,887	$105,449

Net income per common unit – basic and diluted	$0.53	$0.33	$1.26	$1.14
Weighted average common units outstanding – basic and diluted	112,143	95,883	108,540	92,627

(1)	Financial information has been recast to include the financial position and results attributable to the Non-Operated Marcellus Interest.

Western Gas Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	September 30, 2013	December 31, 2012 (1)

Current assets	$122,915	$477,212
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	3,243,900	2,717,956
Other assets	415,416	294,754
Total assets	$4,042,231	$3,749,922

Current liabilities	$177,959	$185,306
Long-term debt	1,518,110	1,168,278
Asset retirement obligations and other	78,166	115,902
Total liabilities	$1,774,235	$1,469,486

Equity and partners’ capital
Common units (112,174,911 and 104,660,553 units issued and outstanding at September 30, 2013, and December 31, 2012, respectively)	$2,127,040	$1,957,066
General partner units (2,288,573 and 2,135,930 units issued and outstanding at September 30, 2013, and December 31, 2012, respectively)	68,585	52,752
Net investment by Anadarko	—	199,960
Noncontrolling interests	72,371	70,658
Total liabilities, equity and partners’ capital	$4,042,231	$3,749,922

(1)	Financial information has been recast to include the financial position and results attributable to the Non-Operated Marcellus Interest.

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
thousands	2013	2012 (1)

Cash flows from operating activities
Net income	$196,724	$155,495
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and impairments	106,551	83,263
Change in other items, net	(14,206)	104,829
Net cash provided by operating activities	$289,069	$343,587

Cash flows from investing activities
Capital expenditures	$(469,678)	$(403,949)
Acquisitions from affiliates	(469,884)	(605,960)
Acquisitions from third parties	(240,274)	—
Investments in equity affiliates	(45,126)	(147)
Proceeds from the sale of assets to affiliates	82	760
Other	(1,524)	—
Net cash used in investing activities	$(1,226,404)	$(1,009,296)

Cash flows from financing activities
Borrowings, net of debt issuance costs	$842,566	$885,291
Repayments of debt	(495,000)	(549,000)
Increase (decrease) in outstanding checks	(3,335)	2,534
Proceeds from the issuance of common and general partner units, net of offering expenses	427,848	216,462
Distributions to unitholders	(215,115)	(141,505)
Contributions from noncontrolling interest owners	2,247	26,888
Distributions to noncontrolling interest owners	(8,001)	(14,303)
Net contributions from (distributions to) Anadarko	4,508	60,277
Net cash provided by financing activities	$555,718	$486,644

Net increase (decrease) in cash and cash equivalents	$(381,617)	$(179,065)
Cash and cash equivalents at beginning of period	419,981	226,559
Cash and cash equivalents at end of period	$38,364	$47,494

(1)	Financial information has been recast to include the financial position and results attributable to the Non-Operated Marcellus Interest.

Western Gas Partners, LP
OPERATING STATISTICS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
MMcf/d except per-unit amounts	2013	2012 (1)	2013	2012 (1)

Throughput
Gathering, treating and transportation (2)	1,844	1,576	1,746	1,598
Processing (3)	1,397	1,228	1,320	1,182
Equity investment (4)	221	236	211	236
Total throughput (5)	3,462	3,040	3,277	3,016
Throughput attributable to noncontrolling interests	177	204	166	254
Total throughput attributable to Western Gas Partners, LP	3,285	2,836	3,111	2,762
Gross margin per Mcf attributable to Western Gas Partners, LP (6)	$0.59	$0.54	$0.57	$0.54

(1)	Throughput has been recast to include volumes attributable to the Non-Operated Marcellus Interest.

(2)
Excludes average NGL pipeline volumes of 25 MBbls/d and 22 MBbls/d for the three and nine months ended September 30, 2013, respectively, and 22 MBbls/d and 25 MBbls/d for the three and nine months ended September 30, 2012, respectively. Includes 100% of Wattenberg system volumes for all periods presented, and throughput beginning March 2013 attributable to the Anadarko-Operated Marcellus Interest.

(3)	Consists of 100% of Chipeta, Hilight and Platte Valley system volumes, 100% of the Granger and Red Desert complex volumes, and 50% of Newcastle volumes.

(4)
Represents our 14.81% share of Fort Union and 22% share of Rendezvous gross volumes, and excludes our 10% share of average White Cliffs pipeline volumes consisting of 6 MBbls/d and 7 MBbls/d for the three and nine months ended September 30, 2013, respectively, and 6 MBbls/d for both the three and nine months ended September 30, 2012.

(5)	Includes affiliate, third-party and equity-investment volumes.

(6)
Average for period. Calculated as gross margin, excluding the noncontrolling interest owners’ proportionate share of revenues and cost of product, divided by total throughput attributable to the Partnership (excluding throughput measured in barrels). Calculation includes gross margin attributable to our NGL pipelines and income attributable to our investments in Fort Union, White Cliffs and Rendezvous and volumes attributable to our investments in Fort Union and Rendezvous.

Western Gas Partners, LP
UPDATED GUIDANCE
(Unaudited)

millions except percentages	Previously Announced			Current			Variance
Adjusted EBITDA	$410	-	$450	$440	-	$450	$15
Maintenance capital expenditures as a percentage of Adjusted EBITDA	9%	-	12%	7%	-	10%	(2)%
Total capital expenditures (1)	$670	-	$740	$670	-	$740	none
Minimum WES distribution growth	15%			16%			1%
Minimum WGP distribution growth	33%			37%			4%

(1)	Does not include acquisitions or equity investments.

Western Gas Equity Partners, LP
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(Unaudited)

thousands except per-unit amount and Coverage ratio	Three Months Ended September 30, 2013
Distributions declared by Western Gas Partners, LP:
General partner interest	$1,680
Incentive distribution rights	17,126
Common units held by WGP	28,592
Less:
Public company general and administrative expense	603
Cash available for distribution	$46,795

Declared distribution per common unit	$0.21375

Distributions declared by Western Gas Equity Partners, LP	$46,789

Coverage ratio	1.00	x

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands except unit and per-unit amounts	2013	2012 (1)	2013	2012 (1)

Revenues
Gathering, processing and transportation of natural gas and natural gas liquids	$130,781	$93,933	$343,471	$278,966
Natural gas, natural gas liquids and condensate sales	141,326	136,106	402,616	386,818
Equity income and other, net	5,894	4,695	16,787	13,936
Total revenues	278,001	234,734	762,874	679,720
Operating expenses
Cost of product	93,516	89,107	270,059	254,719
Operation and maintenance	42,757	35,493	121,165	103,304
General and administrative	7,962	15,039	25,100	35,623
Property and other taxes	6,649	5,328	18,520	14,998
Depreciation, amortization and impairments	37,615	28,455	106,551	83,263
Total operating expenses	188,499	173,422	541,395	491,907
Operating income	89,502	61,312	221,479	187,813
Interest income, net – affiliates	4,225	4,225	12,675	12,675
Interest expense	(13,018)	(10,977)	(37,483)	(30,118)
Other income (expense), net	466	522	1,686	(287)
Income before income taxes	81,175	55,082	198,357	170,083
Income tax expense	58	14,166	4,431	43,790
Net income	81,117	40,916	193,926	126,293
Net income attributable to noncontrolling interests	36,779	21,605	82,562	71,258
Net income attributable to Western Gas Equity Partners, LP	$44,338	$19,311	$111,364	$55,035
Limited partners’ interest in net income: (2)
Net income attributable to Western Gas Equity Partners, LP	$44,338		$111,364
Pre-acquisition net (income) loss allocated to Anadarko	—		(4,637)
Limited partners’ interest in net income	$44,338		$106,727
Net income per common unit – basic and diluted (2)	$0.20		$0.49
Weighted average number of common units outstanding – basic and diluted (2)	218,896		218,896

(1)	Financial information has been recast to include the financial position and results attributable to the Non-Operated Marcellus Interest.

(2)	Amounts not applicable prior to WGP’s IPO on December 12, 2012.

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	September 30, 2013	December 31, 2012 (1)

Current assets	$141,690	$478,104
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	3,243,900	2,717,956
Other assets	415,416	294,754
Total assets	$4,061,006	$3,750,814

Current liabilities	$178,116	$186,255
Long-term debt	1,518,110	1,168,278
Asset retirement obligations and other	78,166	115,902
Total liabilities	$1,774,392	$1,470,435

Equity and partners’ capital
Common units (218,895,515 issued and outstanding at September 30, 2013, and December 31, 2012)	$825,074	$912,376
Net investment by Anadarko	—	199,960
Noncontrolling interests	1,461,540	1,168,043
Total liabilities, equity and partners’ capital	$4,061,006	$3,750,814

(1)	Financial information has been recast to include the financial position and results attributable to the Non-Operated Marcellus Interest.

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
thousands	2013	2012 (1)

Cash flows from operating activities
Net income	$193,926	$126,293
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and impairments	106,551	83,263
Change in other items, net	(14,406)	72,000
Net cash provided by operating activities	$286,071	$281,556

Cash flows from investing activities
Capital expenditures	$(469,678)	$(403,949)
Acquisitions from affiliates	(469,884)	(605,960)
Acquisitions from third parties	(240,274)	—
Investments in equity affiliates	(45,126)	(147)
Proceeds from the sale of assets to affiliates	82	760
Other	(1,524)	—
Net cash used in investing activities	$(1,226,404)	$(1,009,296)

Cash flows from financing activities
Borrowings, net of debt issuance costs	$842,566	$885,291
Repayments of debt	(495,000)	(549,000)
Increase (decrease) in outstanding checks	(3,335)	2,534
Proceeds from the issuance of WES common units, net of offering expenses	418,570	211,965
Offering expenses from issuance of WGP common units	(2,367)	—
Contributions received from Chipeta noncontrolling interest owners (including Anadarko)	2,247	26,888
Distributions to Chipeta noncontrolling interest owners (including Anadarko)	(8,001)	(14,303)
Distributions to WES common unitholders	(94,117)	(71,890)
Distributions to WGP unitholders	(90,211)	—
Net contributions from (distributions to) Anadarko	4,508	57,190
Net cash provided by financing activities	$574,860	$548,675

Net increase (decrease) in cash and cash equivalents	$(365,473)	$(179,065)
Cash and cash equivalents at beginning of period	422,556	226,559
Cash and cash equivalents at end of period	$57,083	$47,494

(1)	Financial information has been recast to include the financial position and results attributable to the Non-Operated Marcellus Interest.